UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RICHMOND MUTUAL BANCORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 16, 2025
Dear Fellow Stockholder:
On behalf of the Board of Directors and management of Richmond Mutual Bancorporation, Inc., I cordially invite you to attend our 2025 annual meeting of stockholders. The annual meeting will be held at 9:00 a.m., local time, on Wednesday, May 21, 2025, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana.
The matters expected to be acted upon at the annual meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and proxy statement. An important part of the annual meeting is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. At the annual meeting, we will present management’s report to you on Richmond Mutual Bancorporation’s 2024 financial and operating performance.
We encourage you to carefully review this year’s notice and proxy statement, which contain important information about the proxy voting and the business to be conducted at the annual meeting. Please vote your shares by proxy as soon as possible—by telephone, the Internet or mail—even if you plan to attend the annual meeting. Every vote is important, and we want to ensure that your shares are represented at the meeting. Your prompt response will help us avoid the expense of additional proxy solicitations and ensure your shares are represented at the meeting. Submitting your proxy card in advance does NOT deprive you of your right to attend the meeting or to vote your shares in person at the meeting.
Your Board of Directors and management are committed to the continued success of Richmond Mutual Bancorporation and enhancement of the value of your investment. As Chairman, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely,

Garry D. Kleer
Chairman, President and Chief Executive Officer

RICHMOND MUTUAL BANCORPORATION, INC.
31 North 9th Street
Richmond, Indiana 47374
(765) 962-2581
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2025
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Richmond Mutual Bancorporation, Inc. (the “Company”) will be at held 9:00 a.m., local time, on Wednesday, May 21, 2025, at the First Bank Richmond Financial Center, 31 North 9th Street, Richmond, Indiana for the following purposes, as more fully described in the accompanying proxy statement:
(1)	The election of three directors of the Company, with two of the directors each being elected for a three-year term and one of the directors being elected for a one-year term.
(2)	An advisory (non-binding) vote on executive compensation.
(3)	An advisory (non-binding) vote as to whether future advisory votes on executive compensation should be held every one year, every two years or every three years.
(4)	The ratification of the appointment of FORVIS, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.
(5)	Such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof.
Only Company stockholders of record at the close of business on March 24, 2025, are entitled to receive this Notice and to vote at the annual meeting, or any adjournments or postponements thereof.
The Board of Directors of the Company unanimously recommends that you vote FOR the election of the director nominees named in the enclosed proxy statement, FOR the advisory (non-binding) vote on executive compensation, for every ONE YEAR on the advisory (non-binding) vote as to the frequency of future advisory votes on executive compensation, and FOR the ratification of the appointment of FORVIS, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
You are cordially invited to attend the annual meeting of stockholders in person. To ensure that your vote is counted at the annual meeting, however, please vote by proxy as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Garry D. Kleer
Chairman, President and Chief Executive Officer

Richmond, Indiana
April 16, 2025
Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2025.

Richmond Mutual Bancorporation Inc.’s proxy statement, Annual Report on Form 10-K and electronic proxy card are also available on the Internet at http://www.proxyvote.com.

You are encouraged to review all of the information contained in the proxy statement before voting.

31 North 9th Street
Richmond, Indiana 47374
(765) 962-2581
PROXY STATEMENT
INTRODUCTION
The Board of Directors of Richmond Mutual Bancorporation, Inc. (the “Company,” “Richmond Mutual Bancorporation,” “we,” “us” or “our”) is using this proxy statement to solicit proxies from the holders of common stock of the Company for use at our upcoming annual meeting of stockholders. The annual meeting of stockholders will be held at 9:00 a.m., local time, on Wednesday, May 21, 2025, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana. We strongly recommend that you vote your shares in advance of the annual meeting.
At the annual meeting, stockholders will be asked to vote on four proposals which are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below. Stockholders also will consider any other matters that may properly come before the annual meeting, although the Board of Directors knows of no other business to be presented. Certain information in this proxy statement relates to First Bank Richmond, a wholly owned subsidiary of the Company.
By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Company’s Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions. The Board of Directors also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting. This proxy statement and the accompanying materials are first being made available to stockholders on or about April 16, 2025.
Your vote is important. You may vote your shares by Internet or telephone. You also may vote by sending a completed proxy card by regular mail or by submitting a ballot in person at the annual meeting. We encourage you to attend the annual meeting in person. Whether or not you plan to attend the annual meeting, please read the proxy statement and vote your shares by Internet or telephone or by sending a completed proxy card by regular mail as promptly as possible. This will ensure that your shares are represented at the annual meeting.

INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, stockholders will be asked to vote on the following proposals:
Proposal 1.	The election of three directors of Richmond Mutual Bancorporation, with two of the directors each being elected for a three-year term and one of the directors being elected for a one-year term.
Proposal 2.	An advisory (non-binding) vote on executive compensation (the “Say-on-Pay Proposal”).
Proposal 3.	An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one year, every two years or every three years (the “Say-on-Pay Frequency Proposal”).
Proposal 4.
The ratification of the appointment of FORVIS, LLP as Richmond Mutual Bancorporation’s independent registered public accounting firm for the year ending December 31, 2025 (the “Independent Auditor Proposal”).

Stockholders also will transact any other business that may properly come before the annual meeting, although as of the date of this proxy statement the Board of Directors knows of no other business to be presented. If any other proposal properly comes before the stockholders for a vote at the annual meeting, the proxy holders will vote your shares in accordance with their best judgment. Members of our management team will be present at the annual meeting to respond to appropriate questions from stockholders.
How does the Board of Directors recommend I vote on the proposals?
The Board of Directors recommends that you vote:
•	FOR the election of the three director nominees named in this proxy statement.
•	FOR the Say-on-Pay Proposal.
•	EVERY ONE YEAR on the Say-on-Pay Frequency Proposal.
•	FOR the Independent Auditor Proposal.
Who can vote at the annual meeting?
The record date for the annual meeting is March 24, 2025. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting. The only class of stock entitled to be voted at the annual meeting is the common stock of the Company. Each outstanding share of common stock is entitled to one vote on each matter before the annual meeting. However, pursuant to Section D of Article 5 of the Company’s charter, any stockholder who beneficially owns more than ten percent of the Company’s outstanding common stock as of the record date may not vote shares exceeding this limit. At the close of business on the record date, the Company had 10,581,042 shares of common stock outstanding.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote.
Can I attend the annual meeting?
If you were a stockholder as of the close of business on March 24, 2025, you may attend the annual meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or a letter from your bank or broker, are examples of proof of ownership. If you want to vote your shares of Richmond Mutual Bancorporation common stock held in street name in person at the annual meeting, you must get a written proxy in your name from the broker, bank or other nominee who holds your shares.
What are the quorum and vote requirements?
The annual meeting will be held only if there is a quorum. A quorum exists if the holders of at least one-third of the outstanding shares of common stock entitled to vote, represented in person or by proxy, are present at the annual meeting. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner returns a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a quorum is not present, we may propose to adjourn the annual meeting and reconvene it at a later date.
How many votes are required to approve the proposals?
Directors are elected by a plurality of the votes cast. Votes may be cast for or withheld from a nominee. Votes that are withheld will be excluded from the vote and will have no effect on the outcome of the election of directors. Similarly, broker non-votes will have no effect on the outcome of the election of directors.
Approval of the Say-on-Pay Proposal and the Independent Auditor Proposal requires the affirmative vote of a majority of the votes cast on the matter. In the case of the Say-on-Pay Frequency Proposal, the frequency option (i.e., one year, two years or three years) that receives the highest number of votes cast will be deemed to be the frequency recommended by stockholders.
Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes cast in connection with the Say-on-Pay Proposal and the Independent Auditor Proposal (or in the case of the Say-on-Pay Frequency Proposal, votes for “One Year,” “Two Years,” and “Three Years”). Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the votes cast at the annual meeting (or in the case of the Say-on-Pay Frequency Proposal, votes for “One Year,” “Two Years,” and “Three Years”). Brokers generally have discretionary authority to vote on the Independent Auditor Proposal because it is considered a routine matter under applicable rules and, therefore, we do not expect broker non-votes with respect to this proposal.
How do I vote?
You may vote on the Internet. If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included with the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.
You may vote by telephone. If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included with the proxy card. If you vote by telephone, you do not have to mail in your proxy card.
You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.
You may vote in person at the meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Richmond Mutual Bancorporation common stock on March 24, 2025, the record date for voting at the annual meeting.
Can I vote on the Internet or by telephone if I am not a registered stockholder?
If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote on the Internet or by telephone.
Can I change my vote after I submit my proxy?
You may revoke your proxy at any time before the vote is taken at the annual meeting. If you are a registered stockholder, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:
•	signing another proxy with a later date;
•	voting by telephone or on the Internet—your latest telephone or Internet vote will be counted;
•	giving written notice of the revocation of your proxy to the Secretary of Richmond Mutual Bancorporation prior to the annual meeting; or
•	voting in person at the annual meeting. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.
What if I do not specify how my shares are to be voted?
If you submit an executed proxy by Internet, telephone or mail but do not indicate any voting instructions, your shares will be voted:
•	FOR the election of the three director nominees named in this proxy statement.
•	FOR the Say-on-Pay Proposal.
•	ONE YEAR for the frequency on the Say-on-Pay Frequency Proposal.
•	FOR the Independent Auditor Proposal.
What if my shares are held in “street name” by a broker?
If your shares are held in “street name” by a broker, your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to any “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” Whether an item is discretionary is determined by the exchange rules governing your broker. Your broker will provide information to you indicating how you can forward voting instructions and whether you can forward them by Internet, telephone or mail.
What if my shares are held in Richmond Mutual Bancorporation’s employee stock ownership plan?
If you hold shares in the Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan (the “ESOP”), you will receive one proxy card that covers the shares held for you in the ESOP, as well as any other shares registered directly in your name (but not shares held beneficially through a bank, broker or other holder of record).
Under the terms of the ESOP, each participant is entitled to instruct the trustee of the plan how to vote the shares of common stock allocated to the participant’s ESOP account. If you submit voting instructions for your ESOP shares via the Internet, by telephone, or by mail, as described above, by 11:59 p.m. Eastern Time on May 15, 2025, the trustee of the ESOP will vote your shares as you have directed. If no instructions are provided, the ESOP trustee will vote your shares “FOR” each of the proposals set forth in this proxy statement (and “ONE” YEAR” in the case of the Say-on-Pay Frequency Proposal). The ESOP trustee, subject to the exercise of its fiduciary duties, will not vote allocated shares for which no proxy is submitted, and will vote all unallocated shares held by the ESOP in the same proportion as shares for which it has received timely voting instructions.
Participants in the ESOP may attend the annual meeting. However, shares held in the ESOP may only be voted as described in this paragraph and cannot be voted at the annual meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table shows, as of March 24, 2025 (the voting record date), the beneficial ownership of the Company’s common stock held by:
(1)	any persons or entities known by management to beneficially own more than 5% of the outstanding shares of Richmond Mutual Bancorporation’s common stock;
(2)	each director and director nominee of Richmond Mutual Bancorporation;
(3)	each executive officer of Richmond Mutual Bancorporation named in the 2024 Summary Compensation Table; and
(4)	all of the directors and executive officers of Richmond Mutual Bancorporation as a group.
An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Richmond Mutual Bancorporation. The address of each of the beneficial owners, except where otherwise indicated, is Richmond Mutual Bancorporation’s address. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). As of March 24, 2025, there were 10,581,042 shares of Richmond Mutual Bancorporation common stock issued and outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
5% or Greater Beneficial Owners
Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan	1,073,452	10.1%
AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	804,512(2)	7.6%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	590,530(3)	5.6%

Directors and Executive Officers of Richmond Mutual Bancorporation
Garry D. Kleer, Chairman, President and Chief Executive Officer of the Company and Chairman and CEO of First Bank Richmond/Director Nominee	299,653(4)	2.8%
E. Michael Blum, Director/Director Nominee	71,149(5)	*
Harold T. Hanley, III, Director/Director Nominee	93,053(6)	*
Jeffrey A. Jackson, Director	97,089(7)	*
Kathryn Girten, Director	86,049(8)	*
M. Lynn Wetzel, Director	94,538(9)	*
Paul J. Witte, President and Chief Operating Officer of First Bank Richmond	93,057(10)	*
Dean W. Weinert,President of Mutual Federal, a division of First Bank Richmond	172,213(11)	1.6%
Directors and executive officers of Richmond Mutual Bancorporation as a group (9 persons)	1,044,260(12)	9.9%

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2024. This information is based on the most recently filed Schedule 13G, and the amount held by this shareholder as of the voting record date may be more or less than the amount stated above.

(3)
Based on a Schedule 13G/A filed with the SEC on November 12, 2024, pursuant to which the Vanguard Group reported no voting power, sole investment power with respect to 586,684 shares, and shared investment power with respect to 3,846 shares. This information is based on the most recently filed Schedule 13G, and the amount held by this shareholder as of the voting record date may be more or less than the amount stated above.

(4)
Includes 17,314 shares of restricted stock over which Mr. Kleer has sole voting and no investment power, 9,942 shares allocated to Mr. Kleer under the ESOP over which he has shared voting power and no dispositive power, and options to acquire 173,141 shares over which Mr. Kleer has no voting or dispositive power.

(5)	Includes 3,517 shares of restricted stock over which Mr. Blum has sole voting and no investment power, and options to acquire 28,464 shares over which Mr. Blum has no voting or dispositive power.

(6)
Includes 3,517 shares of restricted stock over which Mr. Hanley has sole voting and no investment power, 27,802 shares that are held in a family trust of which Mr. Hanley and his spouse are co-trustees and share voting and investment power and options to acquire 32,464 shares over which Mr. Hanley has no voting or dispositive power.

(7)
Includes 3,517 shares of restricted stock over which Mr. Jackson has sole voting and no investment power, 18,000 shares held in his spouse’s IRA over which Mr. Jackson has shared voting and investment power, and options to acquire 32,464 shares over which Mr. Jackson has no voting or dispositive power.

(8)
Includes 3,517 shares of restricted stock over which Mrs. Girten has sole voting and no investment power, 6,000 shares held by her spouse over which Mrs. Girten has shared voting and investment power, and options to acquire 32,464 shares over which Ms. Girten has no voting or dispositive power.

(9)	Includes 3,517 shares of restricted stock over which Mr. Wetzel has sole voting and no investment power, and options to acquire 32,464 shares over which Mr. Wetzel has no voting or dispositive power.
(10)
Includes 5,410 shares of restricted stock over which Mr. Witte has sole voting and no investment power, 6,797 shares allocated to Mr. Witte under the ESOP over which he has shared voting power and no dispositive power, 100 shares owned by his two adult sons as to which Mr. Witte disclaims beneficial ownership, and options to acquire 54,107 shares over which Mr. Witte has no voting or dispositive power.

(11)
Includes 30,000 shares of common stock held jointly by Mr. Weinert and Robin S. Weinert, his spouse, 16,232 shares owned by Mrs. Weinert directly, 5,410 shares and 3,246 shares of restricted stock over which Mr. Weinert and Mrs. Weinert, respectively, have sole voting and no investment power, 7,711 shares and 4,646 shares allocated to Mr. Weinert and Mrs. Weinert, respectively, under the ESOP over which they have shared voting power and no dispositive power, and options to acquire 54,107 shares and 32,464 shares over which Mr. Weinert and Mrs. Weinert, respectively, have no voting or dispositive power. Mrs. Weinert, prior to her retirement in July 2024, served as Sr. Vice President of Operations and Retail Banking for First Bank Richmond.

(12)
Includes shares held by current directors and executive officers directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals’ families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers. Also includes 51,129 shares of restricted stock over which the individuals have sole voting and no investment power, and options to acquire 493,782 over which the individuals have no voting or dispositive power.

PROPOSAL 1 - ELECTION OF DIRECTORS
Richmond Mutual Bancorporation’s Board of Directors is currently composed of six members, each of whom is also a director of First Bank Richmond. Pursuant to the Company’s charter, the directors shall be divided into three classes with approximately one-third of the directors elected annually.
The following table sets forth certain information regarding the composition of Richmond Mutual Bancorporation’s Board of Directors, including each director’s term of office. The Richmond Mutual Bancorporation Board of Directors, acting on the recommendation of the Corporate Governance and Nominating Committee (the “CGN Committee”), has recommended and approved the nomination of (i) E. Michael Blum and Harold T. Hanley, III each to serve as a director for a three-year term to expire at the annual meeting of stockholders to be held in 2028 and (ii) Garry D. Kleer to serve as a director for a one-year term to expire at the annual meeting of stockholders to be held in 2026.
It is intended that the proxies solicited on behalf of the Richmond Mutual Bancorporation Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting “FOR” the election of the Company’s director nominees. If a director nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors, acting on the recommendations of the CGN Committee, may recommend. At this time, we know of no reason a director nominee might be unable to serve if elected.
Except as disclosed in this proxy statement, there are no arrangements or understandings between the director nominees and any other person pursuant to which the nominees were selected. The Board of Directors unanimously recommends that you vote “FOR” the election of the nominees whose names appear below.

Name	Age(1)	Positions with Richmond Mutual Bancorporation	Director Since(2)	Term Expires
Director Nominee
Garry D. Kleer	69	Chairman, President, Chief Executive Officer	2002	2026(3)
E. Michael Blum	69	Director	1993	2028(3)
Harold T. Hanley, III	71	Director	2019	2028(3)

Continuing Directors
Jeffrey A. Jackson	69	Director	2018	2027
M. Lynn Wetzel	75	Director	2016	2027
Kathryn Girten	68	Director	2016	2026

(1)	At December 31, 2024.
(2)	Includes years of service on the Board of First Bank Richmond.
(3)	If elected at the annual meeting.
Business Experience and Qualifications of Directors and Director Nominees
The business experience of each director and director nominee of Richmond Mutual Bancorporation for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that supports his or her service as a director are set forth below.
Garry D. Kleer. Mr. Kleer currently serves as Chairman, President and Chief Executive Officer of Richmond Mutual Bancorporation and as Chairman and Chief Executive Officer of First Bank Richmond. Mr. Kleer joined the Bank in 1994 as Vice President of Commercial Lending and was promoted in 2001 to President and Chief Executive Officer. He also serves as Chairman of the Mutual Federal advisory board of directors. Mr. Kleer is a member of the Large Community Bank Council of the Independent Community Bankers of America and the American Bankers Association’s Membership Council. During 2022, Mr. Kleer served as Chairman of the Indiana Bankers Association (“IBA”) and continues to serve on its board as the ABA constituent director. Mr. Kleer was named a Sagamore of the Wabash and inducted into the IBA Leaders in Banking Excellence in 2022. Mr. Kleer’s community involvement includes service on the boards of the Boys & Girls Clubs of Wayne County, Richmond Symphony Orchestra, and Reid Health. He has also been recognized with the Indiana University East Chancellor’s Medallion, Junior Achievement Business Hall of Fame,

Richmond/Wayne County Distinguished Community Leader and Boys & Girls Clubs Man and Youth Award. In 2020, he was awarded the Indiana University Bicentennial Medal for distinguished service. Mr. Kleer is a graduate of Indiana University, the ABA Graduate School of Commercial Lending and the Stonier Graduate School of Banking. With 40+ years of experience working in the banking industry, his service on the boards of numerous community organizations and his extensive involvement in our community, Mr. Kleer brings outstanding leadership skills and a deep understanding of the local banking market and issues facing the banking industry.
E. Michael Blum. Mr. Blum sold his business in 2023 and is now retired. Since 1987, he was the President and Owner of Bullerdick’s, a furniture and mattress store located in Richmond, Indiana, which had been in business since 1930. He is a member of the Richmond Redevelopment Commission and was a past president and director of Main Street Center City Development, a former community-based nonprofit organization dedicated to the revitalization of the historic downtown area of Richmond, Indiana. Mr. Blum’s years of work owning and operating Bullerdick’s has provided him with strong leadership, management, financial and administrative skills, which together with his 30 years of service as a bank director, brings valuable knowledge and skills to our organization. In addition, his participation in our local business community for over 30 years brings knowledge of the local economy and business opportunities to First Bank Richmond.
Harold T. Hanley, III. Mr. Hanley, until his retirement in August 2019, was a Managing Director of Keefe, Bruyette & Woods, Inc., a Stifel Company (”KBW”). He joined KBW in January of 1995 after 14 years as Chief Financial Officer of two financial institutions located in the Midwest. Prior to entering the financial services industry, Mr. Hanley was with KPMG (Peat Marwick & Co.) for several years. During his career with KBW, Mr. Hanley led many financial institutions in their mutual conversions and stock offerings. He has also managed both the buy and sell sides of many merger and acquisition transactions of financial institutions, provided financial consulting services to clients in conjunction with their capital management strategies, and provided advice to assist in reaching their financial objectives. Over the years Mr. Hanley has been a regular speaker at various banking conferences. Mr. Hanley earned his Bachelor of Business Administration degree from The University of Toledo in 1975 and obtained his CPA license in 1976. Mr. Hanley’s extensive experience in the financial institutions industry, and with capital markets and merger and acquisition transactions gives him a specialized knowledge which he draws upon for service on our Board.
Jeffrey A. Jackson. Mr. Jackson currently is a director at Brady Ware & Company, a regional accounting firm with more than 150 professional team members, serving clients throughout the Midwest and in Georgia in a variety of industries. He joined Brady Ware & Company in 1980, became a director in the firm in 1989 and served on its executive committee until December 2018. Mr. Jackson represents clients in a wide variety of industries including manufacturers, contractors, retailers, agricultural businesses and professionals, with a focus on tax and financial planning issues of business owners and their closely-held businesses. Mr. Jackson has served nearly ten years as a member of the Board of Directors of the Economic Development Corporation of Wayne County and also currently serves on the Business Advisory Council for IU East School of Business and Economics. He is also a member of the board of the Richmond Symphony Orchestra. Mr. Jackson’s past board service includes the Reid Health Foundation and the Forest Hills Country Club, where he also served as president. Mr. Jackson joined the United States Army upon graduation from high school and, following his military service, graduated Magna Cum Laude with a degree in accounting from Ball State University. Mr. Jackson, who serves as our audit committee financial expert, is a Certified Public Accountant and has received his Personal Financial Specialist credentials from the American Institute of Certified Public Accountants. Mr. Jackson was inducted into the Eastern Indiana Junior Achievement Business Hall of Fame in 2017. Mr. Jackson’s qualifications to serve as a Board member include his extensive and varied accounting experience, as well as his knowledge of and involvement in the communities we serve.
M. Lynn Wetzel. Mr. Wetzel began working in the automobile industry in 1973, purchasing his first dealership in Pittsburgh, Pennsylvania, a Mercedes-Benz dealership, in 1983. Mr. Wetzel currently owns and operates four dealerships in Richmond, Indiana, which include Honda and Dodge dealerships purchased in 1998, Chrysler and Jeep dealerships purchased in 2004, and Ford and Chevrolet dealerships purchased in 2007. He serves as a trustee on the board of the Boys and Girls Clubs of Wayne County, is a former board member of the Wayne County Area Chamber of Commerce, past president and former board member of the Pittsburgh Auto Dealers Trade Association and former board member of the Pennsylvania Automobile Dealers Association. Mr. Wetzel also actively supports multiple charitable causes in the community including sponsorship, in partnership with First Bank Richmond and the Wayne County Area Chamber of Commerce, of the “Every Day Counts” program which gives an automobile or scholarship annually to a senior high school student with perfect attendance during the school year. Mr. Wetzel’s business acumen, including his broad range of knowledge in the areas of finance, leasing, negotiations and day-to-day business operations resulting from his extensive career in the automobile industry makes him a valuable asset to our Board and the committees on which he serves.
Kathryn Girten. Mrs. Girten, retired, served as Chancellor of Indiana University East from July 2013 to July 2022, and Acting Chancellor of Indiana University Southeast from August 2021 to July 2022. Both are regional campuses of Indiana University. As Chancellor, Mrs. Girten exercised broad responsibilities for all aspects of the academic, student, financial, development and administrative operations of the campus in coordination with Indiana University central administration. Her responsibilities also included strategic planning, risk assessment (including Information Technology threats and security), federal and state regulatory compliance and maintenance of accreditation standards. Prior to joining Indiana University East in 2013, Mrs. Girten was Provost and Vice President for Academic Affairs at California State University, Monterey Bay, from 2007 to 2013, leading all aspects of the academic operations of the university and serving as its second-in-command. Before that she was at Northern Arizona University from 1989 to 2006, serving in several positions, including four years as Dean of the College of Social and Behavioral Sciences. Mrs. Girten serves on the board of trustees of the Richmond Art Museum, on the Community Well-Being Committee of Reid Health, and is a former board member of the Wayne County Chamber of Commerce, the Wayne County Foundation, Reid Health, and the Richmond Symphony Orchestra. She has been honored with the Indiana University President’s Medal, the Wayne County Area Chamber of Commerce Art Vivian Distinguished Community Leader Award, the Amigos Community Achievement Award and the Wayne County ATHENA Leadership Award. She earned her BA from Middlebury College, followed by an M.A. and Ph.D. from the University of Chicago. Mrs. Girten’s extensive leadership, management and strategic planning experience, as well as her civic and community involvement, provide her with valuable skills beneficial to our Board and the committees on which she serves.

Director Compensation
Our directors receive compensation for their service on the Boards of the Company and First Bank Richmond. The following table provides compensation information for each member of our Board of Directors during the year ended December 31, 2024, except for Mr. Kleer, our Chairman, President and Chief Executive Officer of the Company, whose compensation is presented in the Summary Compensation table under the caption “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
E. Michael Blum	$43,700	—	—	$2,954	$46,654
Harold T. Hanley, III	46,450	—	—	2,954	49,404
Jeffrey A. Jackson	42,700	—	—	2,954	45,654
Kathryn Girten	45,450	—	—	2,954	48,404
M. Lynn Wetzel	44,400	—	—	2,954	47,354

(1)	As of December 31, 2024, each director named in the table held 3,517 shares of restricted common stock, all of which are scheduled to vest on June 30, 2025.
(2)
As of December 31, 2024, each director named in the table held a total of 40,580 shares underlying stock options, except for Mr. Blum who held 36,580 shares underlying stock options. Of these, 8,116 stock options per director are scheduled to vest on June 30, 2025.

(3)	Reflects dividends paid to the directors during 2024 on their restricted shares of Company common stock.
In setting their compensation, our Board of Directors considers the significant amount of time and level of skill required for director service. During 2024, directors of Richmond Mutual Bancorporation received an annual retainer of $12,000 for service on the Richmond Mutual Bancorporation Board, with no additional fees paid for attendance at any Board or committee meetings. During 2024, directors of First Bank Richmond received an annual retainer of $14,500 for service on the First Bank Richmond Board and $1,000 for each Board meeting attended. In addition, each non-employee director of First Bank Richmond received $250 for every committee meeting attended and $300 per meeting for service as Committee Chair. All of the foregoing fees are included in the preceding table.
With respect to the restricted stock and stock options discussed in the footnotes above, vesting accelerates in the event of the director’s death or disability or in connection with a change in control of the Company or First Bank Richmond. In the event of a termination of service for any reason other than death or disability or in connection with a change in control of the Company or First Bank Richmond, all non-vested awards would be canceled and the exercise period on the remaining unexercised, vested option awards would be reduced to three months.
Directors have the option to enroll in First Bank Richmond’s health insurance coverage on the same terms and conditions that are available generally to all eligible employees and are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending industry conferences and continuing education seminars.
Board of Directors’ Meetings and Committees and Corporate Governance
Director Independence. The rules of the Nasdaq Stock Market, as well as those of the SEC, impose several requirements with respect to the independence of our directors, including the requirement that at least a majority of the Board be “independent” as that term is defined under the applicable rules. Our Board of Directors has undertaken a review of the independence of each director and director nominee in accordance with these rules. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that Directors Blum, Hanley, Jackson, Girten and Wetzel do not have relationships that would interfere with the exercise of independent judgment in fulfilling the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. See, also, “Transactions with Certain Related Persons” below.

Board Leadership Structure. We currently combine the positions of Chief Executive Officer and Chairman into one position. We believe that this structure is appropriate for the Company because of the primarily singular operating environment of the Company and First Bank Richmond, with our predominant focus on being a provider of retail financial services. Having the Chief Executive Officer and Chairman involved in the daily operations of this focused line of operations improves the communication between management and the Board and ensures that the Board’s interest is represented in our daily operations, particularly with regard to risk management. Because the Chief Executive Officer and Chairman positions are currently combined, the Board of Directors decided to designate a non-management director (currently Director Blum) to serve as lead director. The lead director is responsible for presiding over executive sessions of the non-management directors held outside the presence of the Chairman, and for serving as a liaison between the non-management directors and the Chairman.
Board Role in Risk Oversight. Our Board of Directors is responsible for consideration and oversight of risks facing Richmond Mutual Bancorporation and is responsible for ensuring that material risks are identified and managed appropriately. The Audit Committee meets quarterly with management, or more frequently as needed, in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures. The Information Technology Board Committee and IT Steering Committee work to manage our technology and cyber risks. These committees work to ensure compliance with regulatory requirements. Several of our Board members serve on the Information Technology Board Committee, while the IT Steering Committee is appointed by our Board of Directors. Directors also serve on various committees that focus on major areas of risk to Richmond Mutual Bancorporation and First Bank Richmond that include but are not limited to loans and compensation. Directors discuss risk and risk mitigation strategies with management within these committees. All risk oversight discussions are included in committee reports to the full Board of Directors.
Insider Trading Policy. The Company has an insider trading policy governing the purchase, sale, and other dispositions of Company securities that applies to all Company personnel, including directors, officers, employees, and other covered persons, which is also followed by the Company. We believe our insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended December 31, 2024.
The Company’s insider trading policy, among other things, prohibits the Company’s directors and executive officers from holding Company stock in a margin account or pledging Company stock as collateral for a loan. In addition, the policy prohibits directors and executive officers of the Company from using any financial instruments (including without limitation prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities owned by the director or executive officer.
Equity Grant Timing Practices. The Company’s Compensation Committee approves all equity award grants to our named executive officers on or before the grant date. The most recent equity award grant to our named executive officers occurred on October 2, 2020, following the Company’s initial public offering in July 2019. From time to time, the Compensation Committee may grant equity awards for various purposes, including new hires, promotions, retention, recognition, or other reasons. While the Compensation Committee has the discretion to approve equity awards to our named executive officers at any time, it does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information. Furthermore, the Company does not time the release of material nonpublic information in coordination with equity award grants in a manner designed to intentionally benefit our named executive officers or to influence the value of their compensation.
Board Meetings and Committees. Meetings of Richmond Mutual Bancorporation’s Board of Directors are generally held on a quarterly basis. The membership of First Bank Richmond’s Board of Directors is identical to Richmond Mutual Bancorporation’s Board of Directors. Meetings of First Bank Richmond’s Board of Directors are generally held on a monthly basis. For the year ended December 31, 2024, the Board of Directors of Richmond Mutual Bancorporation held four regular meetings and two special meetings, and the Board of Directors of First Bank Richmond held 12 regular meetings and no special meetings. During 2024, no incumbent director attended fewer than 75% in the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served.

The Board of Directors of Richmond Mutual Bancorporation has standing Compensation, Audit, and Corporate Governance and Nominating committees. Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee for the year ended December 31, 2024, is set forth below:
Compensation Committee. The Compensation Committee operates under a formal written charter adopted by the Board of Directors. The Compensation Committee is responsible for: (i) determining and evaluating the compensation of the Chief Executive Officer and other executive officers; (ii) reviewing and monitoring existing compensation plans, policies and programs and recommending changes to the goals and objectives of these plans, policies and programs to the entire Board; and (iii) reviewing and recommending new compensation plans, policies and programs. The Compensation Committee also recommends to the Board of Directors any changes in the compensation structure for non-employee directors and conducts an annual performance review of the Chief Executive Officer. The Compensation Committee does not delegate its authority to any one of its members or any other person, however, Mr. Kleer does make recommendations to the Compensation Committee for all compensation, except his own.
The Compensation Committee currently is comprised of Directors Wetzel (chair), Girten and Hanley, each of whom is “independent” as that term is defined for compensation committee members in the Nasdaq Marketplace Rules (the “Nasdaq Rules”). The Compensation Committee is scheduled to meet at least once a year and on an as-needed basis. The Compensation Committee met three times during 2024.
Audit Committee. The Audit Committee operates under a formal written charter adopted by the Board of Directors. The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors and any other areas of potential financial risk to Richmond Mutual Bancorporation specified by its Board of Directors. The Audit Committee also is responsible for the appointment, compensation, retention and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors.
The current members of the Audit Committee are Directors Jackson (chair), Hanley and Girten. All members of the Audit Committee, in addition to being independent directors as defined under Rule 4200 (a)(15) of the Nasdaq Rules, (i) meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 and (ii) are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. Additionally, Jeffrey A. Jackson has had past employment experience in finance or accounting and/or requisite professional certification in accounting that results in his financial sophistication. The Board of Directors has determined that Mr. Jackson meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” During 2024, the Audit Committee held four meetings.
Corporate Governance and Nominating (CGN) Committee. Our CGN Committee currently is comprised of Directors Blum (chair), Girten, Wetzel, and Jackson, each of whom is “independent” as that term is defined for compensation committee members in the Nasdaq Rules. The CGN Committee is scheduled to meet at least once a year and on an as-needed basis. The CGN Committee met one time during 2024. The CGN Committee operates under a formal written charter adopted by the Board of Directors. The CGN Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the CGN Committee. The nominees for election at the meeting identified in this document were recommended to the Board by the CGN Committee. The CGN Committee has the following responsibilities under its charter:
(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
(ii)
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: (i) business experience, education, integrity, reputation, independence, conflicts of interest, diversity, and age; (ii) number of other directorships and commitments (including charitable obligations); (iii) tenure on the Board; (iv) attendance at Board and committee meetings: (v) stock ownership; (vi) specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation, and public policy); (vii) residency and a commitment to the Company’s communities and shared values; and (viii) overall experience in the context of the needs of the Board as a whole. As a general rule, it is the desire of the Board of Directors that directors shall live and/or work in the communities served by the Company’s subsidiary bank;
(iii)	consider and evaluate nominations from stockholders using the same criteria as all other nominations;
(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
(v)	perform any other duties or responsibilities expressly delegated to the CGN Committee by the Board.
The CGN Committee reviews the requisite skills and characteristics of Board members as well as the composition of the Board as a whole when recommending nominees for the Board. The CGN Committee has no predefined minimum criteria for selecting director nominees, although it believes that all directors should share qualities such as business experience, excellent decision-making ability, good judgment, personal integrity and outstanding reputation. In any given search, the CGN Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Company’s Board and its perceived needs. However, during any search, the CGN Committee reserves the right to modify its stated search criteria for exceptional candidates.
Pursuant to the Company’s bylaws, no person 76 years of age or older is eligible for election, re-election, appointment or re-appointment to the Company’s Board of Directors. No director who has attained the age of 76 shall continue to serve as a director beyond the annual meeting of stockholders at which his or her term as a director expires.
Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures. Pursuant to the Company’s bylaws, nominations for directors by stockholders must be made in writing and received by the Secretary of the Company at the Company’s principal executive offices no earlier than 120 calendar days prior to the meeting date and no later than 90 calendar days prior to the meeting date. If, however, less than 100 calendar days’ notice or public announcement of the date of the meeting is given or made to stockholders, the Company must receive nominations not later than the close of business on the tenth calendar day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.
This description is a summary of our nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s charter and bylaws, as well as the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For additional information, see “Stockholder Proposals and Other Information Regarding the 2026 Annual Meeting.”
Communications with Directors. Any stockholder desiring to communicate with the Board of Directors, or one or more specific members thereof, should communicate in writing addressed to Lead Director, Richmond Mutual Bancorporation, Inc., 31 North 9th Street, Richmond, Indiana, 47374.
Attendance Policy at Annual Meetings. Although we do not have a formal policy regarding director attendance at annual meetings of stockholders, directors are expected to attend these meetings. All of the Company’s directors attended last year’s annual stockholder meeting to the extent they were directors of the Company as of that date.
Committee Charters. The charters of the Audit, Compensation and CGN Committees are posted on our websites at www.firstbankrichmond.com and www.mutualfederal.com and can be found by clicking on the “Investor Relations” link located at the bottom of our home page.

Code of Ethics. We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions, and to all of our other employees and our directors. You may obtain a copy of the code of ethics free of charge by writing to the Corporate Secretary of Richmond Mutual Bancorporation, 31 North 9th Street, Richmond, Indiana, 47374 or by calling (765) 962-2581. In addition, the code of ethics is available on our websites at www.firstbankrichmond.com and www.mutualfederal.com and can be found by clicking on the “Investor Relations” link located at the bottom of our home page.

TRANSACTIONS WITH CERTAIN RELATED PERSONS
In the normal course of our business, we have engaged and expect to continue engaging in ordinary banking transactions with our directors, executive officers, their immediate family members and their affiliated entities, including loans to such persons. Except as set forth below, there were no transactions of this nature, the amount of which exceeded $120,000 during 2024 or 2023.
Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as First Bank Richmond, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2024 and 2023, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Bank Richmond, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at both December 31, 2024 and 2023 and were made in compliance with federal banking regulations.
Robin Weinert served as Senior Vice President/Operations & Retail Banking of First Bank Richmond prior to her retirement in July of 2024. Mrs. Weinert is the spouse of Dean Weinert, who serves as President of Mutual Federal, a division of First Bank Richmond. As a result of her employment with First Bank Richmond, Mrs. Weinert received annual compensation of $233,154 in 2024 and $210,190 in 2023.
Kristi Herig serves as a Senior Vice President of First Bank Richmond’s leasing operations. Mrs. Herig is the daughter of Jeffrey Jackson, who serves as a director of the Company and First Bank Richmond. As a result of her employment with First Bank Richmond, Mrs. Herig received annual compensation of $134,273 in 2024 and $130,850 in 2023.
Except as stated above, we have not entered into any transactions since January 1, 2023, in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

EXECUTIVE COMPENSATION
Summary Compensation Table. The table below summarizes for the years ended December 31, 2024 and 2023 the total compensation paid to or earned by Garry Kleer, the Company’s Chairman, President and Chief Executive Officer, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a “named executive officer.”

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Garry D. Kleer Chairman, President and CEO of the Company; Chairman and CEO of First Bank Richmond	2024	490,385	145,350	—	—	92,595(2)	728,330
	2023	479,423	200,350	—	—	88,758	768,531
Dean W. Weinert President of Mutual Federal, a division of First Bank Richmond	2024	235,461	20,350	—	—	35,987(3)	291,798
	2023	231,731	30,350	—	—	31,171	293,252
Paul J. Witte President and Chief Operating Officer of First Bank Richmond	2024	242,308	30,350	—	—	30,661(4)	303,319
	2023	223,000	35,350	—	—	25,504	283,854

(1)	Amounts in this column represent a discretionary bonus.
(2)
Includes $38,500 paid to Mr. Kleer for his service as a director on the boards of directors of First Bank Richmond and Richmond Mutual Bancorporation; $5,000 paid to Mr. Kleer for his service as an advisory director on the Mutual Federal advisory board; $14,544 in dividends paid on restricted shares of Company common stock; $9,250 in 401(k) plan matching contributions; and $25,300 in common stock allocations to Mr. Kleer under the ESOP.

(3)
Includes $5,000 for Mr. Weinert’s service as an advisory director on the Mutual Federal advisory board; $4,544 in dividends paid on restricted shares of Company common stock; $7,674 in 401(k) plan matching contributions; and $18,769 in common stock allocations to Mr. Weinert under the ESOP.

(4)	Includes $4,544 in dividends paid on restricted shares of Company common stock; $6,150 in 401(k) plan matching contributions; and $19,967 in common stock allocations to Mr. Witte under the ESOP.
Outstanding Equity Awards at December 31, 2024. The following table sets forth information concerning stock options and restricted stock held at December 31, 2024 for each named executive officer.

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)
	Exercisable	Unexercisable(1)
Garry D. Kleer	173,141	43,285	$10.53	10/1/2030	17,314	$244,993
Dean W. Weinert	54,107	13,526	10.53	10/1/2030	5,410	76,552
Paul J. Witte	54,107	13,526	10.53	10/1/2030	5,410	76,552

(1)	Awards vest on June 30, 2025.
(2)	Value is based on the $14.15 closing price of a share of Richmond Mutual Bancorporation common stock on December 31, 2024, the last trading day of the fiscal year.
Nonqualified Deferred Compensation Plan. In April 2019, Richmond Mutual Bancorporation and First Bank Richmond (the “Employers”) entered into a Nonqualified Deferred Compensation Plan (the “SERP”) with Garry Kleer, their Chairman, President and Chief Executive Officer, in order to provide Mr. Kleer with supplemental retirement benefits. The SERP provides for the following: (i) a normal retirement benefit of $200,000 per year for a period of 15 years, payable in annual installments, if Mr. Kleer has a separation from service on or after age 68 other than for cause or death, (ii) an early termination benefit equal to the normal retirement benefit if he has a separation from service prior to age 68 other than for cause or death, with such benefit to commence after he reaches age 68, (iii) a lump sum death benefit equal to the amount of the SERP benefit accrued at the time of death under generally accepted accounting principles if Mr. Kleer dies while still employed and prior to a change in control or disability, (iv) a lump sum death benefit equal to the present value of any remaining installments if Mr. Kleer dies after an event triggering installment payments but prior to receiving all installment payments owed, (v) a lump sum disability benefit equal to the amount of the SERP benefit accrued at the time of disability under generally accepted accounting principles if Mr. Kleer becomes disabled while still employed, and (vi) a lump sum change in control benefit equal to the present value of his normal retirement benefit if a change in control (as defined in the SERP) occurs while Mr. Kleer is still employed and prior to any disability. In the event Mr. Kleer’s employment is terminated for cause (as defined in the SERP), he will forfeit any and all benefits to which he would otherwise be entitled to receive under the SERP. The SERP constitutes an unfunded, unsecured promise by the Employers to make payments to Mr. Kleer or his beneficiary in the future.

Pay versus Performance
The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2024 and 2023 and certain measures of our financial performance for those years.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based on:	Net Income(6) (in thousands)
					Total Shareholder Return(5)
2024	$728,330	$778,021	$297,559	$313,085	$26.39	$9,377
2023	768,531	682,480	288,553	261,663	(7.11)	9,487

(1)
Represents the total compensation of our principal executive officer (“PEO”), Mr. Kleer, as reported in the Summary Compensation Table for each year indicated. Mr. Kleer was the only person who served as our PEO during those years.

(2)
Represents the “compensation actually paid” to Mr. Kleer, as calculated in accordance with Item 402(v) of Regulation S-K. The following table presents the adjustments made to Mr. Kleer’s Summary Compensation Table total for each year to determine his compensation actually paid.

Adjustments to Determine Compensation Actually Paid to PEO	2024	2023
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	$—	$—
Deduction for amounts reported under the “Option Awards” column in the Summary Compensation Table	—	—
Increase for fair value as of the end of the covered year of awards granted during the covered year that remained outstanding and unvested as of the end of the covered year	—	—
Increase for fair value at the vesting date of awards granted during the covered year that vested during the covered year	—	—
Increase/deduction for the change in fair value from the prior year-end to the end of the covered year of awards granted prior to the covered year that were outstanding and unvested as of the end of the covered year	45,709	(51,942)
Increase/deduction for the change in fair value from the prior year-end to the vesting date of awards granted prior to the covered year that vested during the covered year	3,982	(34,109)
Deduction for the fair value of awards forfeited during the covered year determined as of prior year-end.	—	—
Increase for dividends or other earnings paid on awards during the covered year prior to the vesting date that are not otherwise included in total compensation for the covered year	—	—
Total Adjustments	$49,691	$(86,051)

(3)
Represents the average of the total compensation of each of our non-PEO named executive officers (Messrs. Witte and Weinert), as reported in the Summary Compensation Table for each year indicated. Messrs. Witte and Weinert were our only non-PEO named executive officers for those years.

(4)
Represents the average of the compensation actually paid to our non-PEO named executive officers, as calculated in accordance with Item 402(v) of Regulation S-K. The following table presents the adjustments made to the average of the non-PEO named executive officers’ Summary Compensation Table totals for each year to determine their average compensation actually paid.

Adjustments to Determine Average Compensation Actually Paid to Non-PEO Named Executive Officers	2024	2023
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	$—	$—
Deduction for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—
Increase for fair value as of the end of the covered year of awards granted during the covered year that remained outstanding and unvested as of the end of the covered year	—	—
Increase for fair value at the vesting date of awards granted during the covered year that vested during the covered year	—	—
Increase/deduction for the change in fair value from the prior year-end to the end of the covered year of awards granted prior to the covered year that were outstanding and unvested as of the end of the covered year	14,282	(16,230)
Increase/deduction for the change in fair value from the prior year-end to the vesting date of awards granted prior to the covered year that vested during the covered year	1,244	(10,660)
Deduction for the fair value of awards forfeited during the covered year determined as of prior year-end.	—	—
Increase for dividends or other earnings paid on awards during the covered year prior to the vesting date that are not otherwise included in total compensation for the covered year	—	—
Total Adjustments	$15,527	$(26,890)

(5)
Represents the cumulative two-year total return to shareholders of our common stock and assumes that the value of the investment was $100 on December 31, 2022, and that the subsequent dividends were reinvested. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(6)	Represents our reported net income for each year indicated.

The following graphs show the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our other named executive officers to our total shareholder return and net income over the two most recently completed fiscal years.

Compensation Actually Paid Versus Total Shareholder Return
800,000
600,000
400,000
200,000
-
Compensation ($s)
30.00
25.00
20.00
15.00
10.00
5.00
-
(5.00)
(10.00)
Total Shareholder Return ($s)
2023
2024
Fiscal Year
PEO
Average of Non-PEO NEOs
Total Shareholder Return

Compensation Actually Paid Versus Net Income
Compensation ($s)
800,000
600,000
400,000
200,000
-
10,000
8,000
6,000
4,000
2,000
-
Net Income ($ in thousands)
2023
2024
Fiscal Year
PEO
Average of Non-PEO NEOs
Net Income ($ in thousands)

REPORT OF THE AUDIT COMMITTEE
The information contained in this report shall not be deemed to be “soliciting materials” or to be filed with the SEC, nor shall said information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding the incorporation by reference of this proxy statement into any such filing.
The Audit Committee has reviewed and discussed with management the audited financial statements of Richmond Mutual Bancorporation for the year ended December 31, 2024. The Audit Committee has discussed with FORVIS, LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC with Audit Committees.
The Audit Committee has also received the written disclosures and the letter from FORVIS, LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with FORVIS, LLP its independence.
Based on the Audit Committee’s review and discussions noted above, it recommended to the Board of Directors that Richmond Mutual Bancorporation’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
The foregoing report is furnished by the Audit Committee of the Board of Directors:
Jeffrey A. Jackson (Chair)    Harold T. Hanley, III    Kathryn Girten

PROPOSAL 2 - ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the SEC’s implementing rules, we are including in this proxy statement and will present at the annual meeting an advisory (non-binding) vote on executive compensation, referred to in this document as the Say-on-Pay Proposal. In prior years, we were exempt from this requirement due to our status as an emerging growth company. Our status as an emerging growth company terminated on December 31, 2024; as a result, for the first time, we are required to hold a vote on the Say-on-Pay Proposal at the annual meeting, as well as a vote on the Say-on-Pay Frequency Proposal (see Proposal 3 below).
The Say-on-Pay Proposal is intended to give stockholders the opportunity to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this proxy statement. This proposal will be presented at the annual meeting as a resolution in substantially the following form:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.
The vote on the Say-on-Pay Proposal will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any additional fiduciary duty to the Board, nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements. The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.
Our Board of Directors recommends a vote FOR this proposal.

PROPOSAL 3 - ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF
THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Act and the SEC’s implementing rules, at least once every six years we are required to provide stockholders with a vote on the Say-on-Pay Frequency Proposal, which provides stockholders the opportunity to cast a vote on how frequently they would like the Company to hold a vote on the Say-on-Pay Proposal. As with the Say-on-Pay Proposal, we previously were exempt from the requirement to hold a vote on the Say-on-Pay Frequency Proposal due to our status as an emerging growth company, which ended on December 31, 2024.
At the annual meeting, we will ask stockholders to vote whether the Company’s future Say-on-Pay Proposals should be held every one year, every two years or every three years. This vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any additional fiduciary duty to the Board. The Compensation Committee and the Board may, however, take into account the outcome of the vote when establishing the frequency of future Say-on-Pay Proposals. Your proxy card provides four choices for you to cast your vote on the Say-on-Pay Frequency Proposal: every one year; every two years; every three years; or you may abstain.
Our Board of Directors recommends holding future Say-On-Pay votes every ONE YEAR.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors appointed FORVIS, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2025 and is soliciting your ratification of that selection.
Your ratification of the Audit Committee’s selection of FORVIS, LLP is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm, and such ratification is not required by the Company’s bylaws or otherwise. The Company believes, however, that requesting stockholders ratify the selection of FORVIS, LLP is appropriate as a matter of good corporate governance, and the Audit Committee may take the results of the vote on this proposal into consideration when selecting our independent registered public accounting firm in the future. If stockholders do not ratify the appointment, the Audit Committee will reconsider the appointment and may retain FORVIS, LLP or another independent registered public accounting firm without re-submitting the matter to stockholders. Even if stockholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different firm as the Company’s independent registered public accounting firm at any time during the year.
A representative of FORVIS, LLP is expected to be present at the annual meeting of stockholders and will have the opportunity to make a statement or respond to any appropriate questions that stockholders may have.
The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of FORVIS, LLP as Richmond Mutual Bancorporation’s independent registered public accounting firm for the year ending December 31, 2025.
Principal Accountant Fees and Services
Set forth below is certain information concerning aggregate fees billed for professional services rendered by FORVIS, LLP during the years ended December 31, 2024 and 2023.

	Year Ended December 31,
	2024	2023
Audit Fees	$393,750	$294,631
Audit-related Fees	17,325	60,765
Tax fees	3,955	46,834
All Other Fees	—	—

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audits of Richmond Mutual Bancorporation’s annual financial statements for the years ended December 31, 2024 and 2023 and for review of quarterly condensed consolidated financial statements included in periodic reports filed with the SEC during 2024 and 2023.
Audit-Related Fees. Audit-Related Fees for 2024 and 2023 include fees billed for the audit of Richmond Mutual Bancorporation’s Employee Stock Ownership Plan.
Tax Fees. Tax Fees for 2024 include review of certain tax matters during 2024. Tax fees for 2023 include fees for the preparation and review of the consolidated and unconsolidated federal and state tax returns for Richmond Mutual Bancorporation and First Bank Richmond.
All Other Fees. There were no other fees charged in 2024 or 2023.
Our Audit Committee has determined that the services provided by FORVIS, LLP as set forth herein are compatible with maintaining FORVIS, LLP’s independence.
Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of the outstanding shares of our Common Stock to file reports of ownership and changes of beneficial ownership with the SEC. The Company believes, based solely on a review of Section 16 reports filed with the SEC and written representations by the Company’s reporting persons that no other reports were required during the year ended December 31, 2024, that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely filed during 2024 except for the following: On February 4, 2025, a Form 5 was filed on behalf of E. Michael Blum, a director of the Company, reflecting two late reports, one on June 5, 2024 for the purchase of 1,000 shares and another on August 26, 2024 for the purchase of 3,000 shares across four separate transactions on the same day.

ADDITIONAL INFORMATION
Proxy Solicitation Costs
The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telephone or other means without additional compensation.
Stockholder Proposals and Other Information Regarding the 2026 Annual Meeting
To be eligible for inclusion in Richmond Mutual Bancorporation’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received in writing at Richmond Mutual Bancorporation’s executive office at 31 North 9th Street, Richmond, Indiana 47374, no later than December 17, 2025. If, however, the date of next year’s annual meeting of stockholders is before April 21, 2026 or after June 20, 2026, any such proposal must be received at the Company’s executive office a reasonable time before the Company begins to print and send its proxy materials for that meeting to be eligible for inclusion in those proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended and to the Company’s Charter and Bylaws.
In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of stockholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting. To be eligible for presentation at the Company’s next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6(a) of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on January 22, 2026 and not later than the close of business on February 21, 2026. If, however, the date of the next annual meeting is before May 1, 2026 or after July 20, 2026, the notice of the stockholder proposal must instead be received by the Company’s Secretary not earlier than the close of business on the 120th calendar day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th calendar day before the date of the next annual meeting or the tenth calendar day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.
Nominations of persons for election to the Company’s Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice and information procedures set forth in the Company’s bylaws. Pursuant to Article I, Section 6(b) of the Company’s bylaws, nominations for directors by stockholders in connection with the Company’s next annual meeting must be made in writing and received by the Secretary of the Company at the Company’s executive office not less than 90 calendar days or more than 120 calendar days prior to the date of the Company’s next annual meeting. If, however, less than 100 calendar days’ notice or public announcement of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth calendar day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. Nominations must be accompanied by certain information specified in Article I, Section 6(b) of the Company’s bylaws.
Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the Company’s next annual meeting of stockholders must also provide notice to the Company that contains the information required by Rule 14a-19(b) under the Exchange Act, no later than March 22, 2026. If, however, the date of the Company’s next annual meeting of stockholders is before April 21, 2026 or after June 20, 2026, this notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company. The notice required by Rule 14a-19(b) is in addition to the advance notice required under Article I, Section 6(b) of the Company’s bylaws for stockholders desiring to submit director nominations.

Form 10-K
This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (excluding exhibits). We encourage you to read the Form 10-K. It includes information on our operations, products and services, as well as our audited financial statements. Although the Annual Report is being provided to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference. To request a copy of the 10-K, including the financial statements and schedules, as filed with the Securities and Exchange Commission, call or write to: Bradley M. Glover, Chief Financial Officer, Richmond Mutual Bancorporation, Inc., 31 North 9th Street, Richmond, Indiana 47374; Telephone No. (765) 962-2581. Alternatively, copies of these documents may be obtained from our websites, www.firstbankrichmond.com and www.mutualfederal.com, by clicking on the “Investor Relations” link located at the bottom of our home page.
Other Matters
We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

RICHMOND MUTUAL BANCORPORATION, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RICHMOND MUTUAL BANCORPORATION, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2025, (or up until 11:59 p.m. Eastern Time on May 15, 2025 for shares held in the Richmond Mutual Bancorporation Employee Stock Ownership Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2025, (or up until 11:59 p.m. Eastern Time on May 15, 2025 for shares held in the Richmond Mutual Bancorporation Employee Stock Ownership Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64035-P28370 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RICHMOND MUTUAL BANCORPORATION, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Garry D. Kleer (1-year term)	☐	☐
1b. E. Michael Blum (3-year term)	☐	☐
1c. Harold T. Hanley, III (3-year term)	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	**Against**	**Abstain**
2. An advisory (non-binding) vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. An advisory (non-binding) vote as to whether future advisory votes on executive compensation should be held every one year, every two years or every three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxies are authorized to vote on any other business that properly may come before the Annual Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt from Richmond Mutual Bancorporation, Inc. prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated April 16, 2025 and Richmond Mutual Bancorporation, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2024.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V64036-P28370

REVOCABLE PROXY

RICHMOND MUTUAL BANCORPORATION, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) the Board of Directors of Richmond Mutual Bancorporation, Inc. (the "Company") with full powers of substitution, to act as attorneys and proxies, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 9:00 a.m., Eastern Time on Wednesday, May 21, 2025, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this proxy will be voted "FOR" the election of the nominees listed on the reverse side for the Board of Directors, "FOR" the advisory vote on executive compensation, for every "1 YEAR" on the advisory vote as to the frequency of future advisory votes on executive compensation, and "FOR" the ratification of the appointment of FORVIS, LLP. Should any nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Company's Board of Directors. If any other business is properly presented at the Annual Meeting, this proxy will be voted by the majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.